SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2007

                               Cape Bancorp, Inc.
                         ----------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      333-146178                26-1294270
----------------------------      ---------------------     --------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)



225 North Main Street, Cape May Court House, New Jersey               08210
-------------------------------------------------------         ---------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (609) 465-5600


                                 Not Applicable
           -------------------------------------------- ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 8.01.   Other Events.

     On November 26, 2007, Cape Bancorp, Inc. (the "Company") issued a press release announcing the commencement of, and providing other details related to, the Company's initial public offering.

     A copy of the press release dated November 26, 2007, giving details associated with the offering, is attached as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Not Applicable.

(d)    Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                           99             Press release dated November 26, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CAPE BANCORP, INC.


DATE:  November 27, 2007               By: /s/ Herbert L. Hornsby, Jr.
                                           -----------------------------------
                                           Herbert L. Hornsby, Jr.
                                           President and Chief Executive Officer